UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest event reported): April 24, 2026

Badger Meter, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-6706	39-0143280
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 355-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2026, the Board of Directors (the Board) of Badger Meter, Inc. (the Company) approved an amendment and restatement of the Company’s Restated By-laws (the By-laws), including to:

•
Clarify the notice and adjournment requirements applicable to shareholder meetings conducted by means of remote communication.

•
Provide that, in the case of a meeting held solely by means of remote communication, the shareholder list must be open to the examination of any shareholder during the entire meeting on a reasonably accessible electronic network.

•
Expand the disclosures required from shareholders to propose business or nominate directors for election at the Company’s annual meeting of shareholders.

•
Update the advance notice deadlines for shareholder proposals and nominations to not less than 90 days nor more than 120 days before the second Saturday in the month of April, or, if the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the second Saturday in the month of April, no earlier than the 120th day prior to the date of such annual meeting and no later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the 10th day following the day on which the public announcement of the date of such annual meeting is first made.

•
Require a shareholder soliciting proxies in support of director nominees other than the nominees of the Board to comply with the provisions of Rule 14a-19 of the Securities Exchange Act of 1934, as amended.

•
Require additional information and representations to be provided by director nominees.

•
Require a shareholder soliciting proxies from other shareholders to use a proxy card color other than white.

•
Incorporate other technical, ministerial and conforming changes.

The amendment and restatement of the By-laws became effective immediately. The foregoing summary of the changes effected by the amendment and restatement of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting of Shareholders was held on April 24, 2026. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2027 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	WITHHELD	NON-VOTES
Todd A. Adams	23,617,087	140,117	1,761,224
Kenneth C. Bockhorst	23,253,245	503,959	1,761,224
Henry F. Brooks	23,662,974	94,230	1,761,224
Melanie K. Cook	23,643,435	113,769	1,761,224

Xia Liu	23,578,656	178,548	1,761,224
James W. McGill	23,502,909	254,295	1,761,224
Tessa M. Myers	23,626,968	130,236	1,761,224
James F. Stern	23,537,947	219,257	1,761,224
Glen E. Tellock	23,205,574	551,630	1,761,224

Advisory Vote on Executive Compensation. The shareholders of the Company approved, by advisory vote, the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
22,296,318	1,414,098	46,788	1,761,224

Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
24,023,182	1,384,881	110,370	N/A

Item 8.01. Other Events

Subsequent to the Company’s 2026 Annual Meeting of Shareholders and resultant election of directors, the Board approved the following committee assignments, effective April 24, 2026:

BOARD COMMITTEES
INDEPENDENT DIRECTOR	AUDIT & COMPLIANCE	COMPENSATION AND HUMAN RESOURCES	CORPORATE GOVERNANCE AND SUSTAINABILITY
Todd A. Adams		X
Henry F. Brooks		X
Melanie K. Cook	X
Xia Liu	X*
James W. McGill		X*	X
Tessa M. Myers	X		X
James F. Stern	X		X
Glen E. Tellock		X	X*

In addition, Mr. Tellock continues as Lead Outside Director.

* Denotes committee chair

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
(3.1)	Restated By-laws of Badger Meter, Inc., as amended and restated as of April 24, 2026.
(104)	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date: April 28, 2026 By: /s/ William R.A. Bergum

William R. A. Bergum

Vice President – General Counsel and Secretary